Effective June 24, 2005 the ratio has
been changed from
"1ADR:10ORD" to
"1ADR:15ORDs"
Exhibit A to Deposit Agreement

No.	_____________
AMERICAN DEPOSITARY
SHARES
(Each American Depositary Share
represents ten deposited Shares)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY
RECEIPT
FOR ORDINARY SHARES OF
WITHOUT PAR VALUE OF
AUTOGEN LIMITED
(INCORPORATED UNDER THE
LAWS OF THE
COMMONWEALTH OF
AUSTRALIA)

The Bank of New York as depositary
(hereinafter called the "Depositary"),
hereby certifies that
	    , or registered assigns IS
THE OWNER OF
______________________

AMERICAN DEPOSITARY
SHARES

representing deposited ordinary
shares (herein called "Shares") of
AUTOGEN LIMITED, incorporated
under the laws of the Commonwealth
of Australia (herein called the
"Company").  At the date hereof,
each American Depositary Share
represents ten Shares which are either
deposited or subject to deposit under
the deposit agreement at the principal
Sydney, New South Wales,
Australia office of Commonwealth
Bank of Australia, the principal
Melbourne, Victoria, Australia office
of National Australia Bank Limited
and the principal Melbourne,
Victoria, Australia office of Australia
and New Zealand Banking Group
Limited (herein collectively called the
"Custodian").  The Depositary's
Corporate Trust Office is located at a
different address than its principal
executive office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286, and
its principal executive office is
located at One Wall Street, New
York, N.Y. 10286.

THE DEPOSITARY'S
CORPORATE TRUST OFFICE
ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286


1 THE DEPOSIT
AGREEMENT.
This American Depositary
Receipt is one of an issue (herein
called "Receipts"), all issued and to
be issued upon the terms and
conditions set forth in the deposit
agreement, dated as of December 5,
2002, (herein called the "Deposit
Agreement"), by and among the
Company, the Depositary, and all
Owners and Beneficial Owners from
time to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to become
a party thereto and become bound by
all the terms and conditions thereof.
The Deposit Agreement sets forth the
rights of Owners and Beneficial
Owners of the Receipts and the rights
and duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash from
time to time received in respect of
such Shares and held thereunder
(such Shares, securities, property,
and cash are herein called "Deposited
Securities").  Copies of the Deposit
Agreement are on file at the
Depositary's Corporate Trust Office
in New York City and at the office of
the Custodian.

	The statements made on the
face and reverse of this Receipt are
summaries of certain provisions of
the Deposit Agreement and are
qualified by and subject to the
detailed provisions of the Deposit
Agreement, to which reference is
hereby made. Capitalized terms not
defined herein shall have the
meanings set forth in the Deposit
Agreement.

2 SURRENDER OF
RECEIPTS AND
WITHDRAWAL
OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt, and upon
payment of the fee of the Depositary
provided in this Receipt, and subject
to the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery, to him
or upon his order, of the Deposited
Securities at the time represented by
the American Depositary Shares for
which this Receipt is issued.
Delivery of such Deposited Securities
may be made (a) by the electronic
transfer thereof of Shares through the
facilities of CHESS or otherwise or
the delivery of documents of title or
other instruments evidencing title, as
may be required under the
Company's Constitution or applicable
law or regulation in the name of the
Owner hereof or as ordered by him
and (b) by the delivery of any other
securities, property and cash to which
such Owner is then entitled in respect
of this Receipt.  Such delivery will be
made at the option of the Owner
hereof, either at the office of the
Custodian or at the Corporate Trust
Office of the Depositary or at such
other place as may be designated by
such Owner, provided that the
forwarding of certificates for Shares
or other Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall be at
the risk and expense of the Owner
hereof.  Notwithstanding any other
provision of the Deposit Agreement
or this Receipt, the surrender of
outstanding Receipts and withdrawal
of Deposited Securities may not be
suspended subject only to (i)
temporary delays caused by closing
the transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting at a
shareholders' meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.

3 TRANSFERS,
SPLIT-UPS, AND
COMBINATIONS
OF RECEIPTS.
	The transfer of this Receipt is
registrable without unreasonable
delay on the books of the Depositary
at its Corporate Trust Office by the
Owner hereof in person or by a duly
authorized attorney, upon surrender
of this Receipt properly endorsed for
transfer or accompanied by proper
instruments of transfer and funds
sufficient to pay any applicable
transfer taxes and the expenses of the
Depositary and upon compliance with
such regulations, if any, as the
Depositary may establish for such
purpose.  This Receipt may be split
into other such Receipts, or may be
combined with other such Receipts
into one Receipt, evidencing the
same aggregate number of American
Depositary Shares as the Receipt or
Receipts surrendered.  As a condition
precedent to the execution and
delivery, registration of transfer,
split-up, combination, or surrender of
any Receipt or withdrawal of any
Deposited Securities, the Depositary,
the Custodian, or Registrar may
require payment from the depositor
of the Shares or the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or other
governmental charge and any stock
transfer or registration fee with
respect thereto (including any such
tax or charge and fee with respect to
Shares being deposited or withdrawn)
and payment of any applicable fees as
provided in this Receipt, may require
(a) the production of proof
satisfactory to it as to the identity and genuineness of any signature, (b) compliance with any laws or regulations, relating to depositary receipts in general or to the withdrawal or sale of Deposited
Securities, (c) delivery of such
certificates as the Company may
from time to time specify in writing
to the Depositary to assure
compliance with the Securities Act of
1933 and the rules and regulations
thereunder and (d) compliance with
such reasonable procedures, if any,
as the Depositary may establish
consistent with the provisions of the
Deposit Agreement or this Receipt,
including, without limitation, this
Article 3.

	The delivery of Receipts
against deposits of Shares generally
or against deposits of particular
Shares may be suspended, or the
transfer of Receipts in particular
instances may be refused, or the
registration of transfer of outstanding
Receipts generally may be
suspended, during any period when
the transfer books of the Depositary
are closed, or if any such action is
deemed necessary or advisable by the
Depositary or the Company at any
time or from time to time because of
any requirement of law or of any
government or governmental body or
commission, or under any provision
of the Deposit Agreement or this
Receipt, or for any other reason,
subject to the provisions of Article 22
hereof.  Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding Receipts and
withdrawal of Deposited Securities
may not be suspended subject only to
(i) temporary delays caused by
closing the transfer books of the
Depositary or the Company or the
deposit of Shares in connection with
voting at a shareholders' meeting, or
the payment of dividends, (ii) the
payment of fees, taxes and similar
charges, and (iii) compliance with
any U.S. or foreign laws or
governmental regulations relating to
the Receipts or to the withdrawal of
the Deposited Securities.  Without
limitation of the foregoing, the
Depositary shall not knowingly
accept for deposit under the Deposit
Agreement any Shares required to be
registered under the provisions of the
Securities Act of 1933, unless a
registration statement is in effect as to such Shares.

4 LIABILITY OF OWNER
OR BENEFICIAL
OWNER FOR
TAXES.
	If any tax or other
governmental charge shall become
payable with respect to any Receipt,
any American Depositary Share or
any Deposited Securities represented
by any American Depositary Share
evidenced hereby, such tax or other
governmental charge shall be payable
by the Owner or Beneficial Owner
hereof to the Depositary.  The
Depositary may refuse to effect any
transfer of such Receipt (or any split-
up or combination thereof) or any
transfer of this Receipt or any
withdrawal of Deposited Securities
represented by American Depositary
Shares evidenced by such Receipt
until such payment is made, and may
withhold any dividends or other
distributions, or may sell for the
account of the Owner or Beneficial
Owner hereof any part or all of the
Deposited Securities represented by
the American Depositary Shares
evidenced by this Receipt, and may
apply such dividends or other
distributions or the proceeds of any
such sale in payment of such tax or
other governmental charge and the
Owner or Beneficial Owner hereof
shall remain liable for any deficiency.

5 WARRANTIES ON
DEPOSIT OF
SHARES.
	Every person depositing
Shares under the Deposit Agreement
shall be deemed thereby to represent
and warrant that such Shares and
proper evidence of title therefor are
validly issued, fully paid,
nonassessable, and free of any
pre-emptive rights of the holders of
outstanding Shares and that the
person making such deposit is duly
authorized so to do. Every such
person shall also be deemed to
represent that such Shares and the
Receipts evidencing American
Depositary Shares representing such
Shares would not be Restricted
Securities.  Such representations and
warranties shall survive the deposit of
Shares and issuance or cancellation of
Receipts.

6 FILING PROOFS,
CERTIFICATES,
AND OTHER
INFORMATION.
	Any person presenting Shares
for deposit or any Owner or
Beneficial Owner of a Receipt may
be required from time to time to file
with the Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, evidence of the number of
Shares beneficially owned or any
other matters necessary or
appropriate to evidence compliance
with the Corporations Law of
Australia, the Foreign Acquisitions
and Takeovers Act 1975, the
Constitution of the Company and
exchange control regulations, as
indicated to the Depositary by the
Company, or such information
relating to the registration on the
books of the Company or the Foreign
Registrar, if applicable, to execute
such certificates and to make such
representations and warranties, as the
Depositary may deem necessary or
proper or as the Company may
reasonably instruct in writing the
Depositary to require.  The
Depositary may, and at the
reasonable written request of the
Company shall, withhold the delivery
or registration of transfer of any
Receipt or the distribution of any
dividend or sale or distribution of
rights or of the proceeds thereof or
the delivery of any Deposited
Securities until such proof or other
information is filed or such
certificates are executed or such
representations and warranties made.
No Share shall be accepted for
deposit unless accompanied by
evidence satisfactory to the
Depositary that any necessary
approval has been granted by any
governmental body in the
Commonwealth of Australia, if any,
which is then performing the function
of the regulation of currency
exchange.  The Depositary shall
provide the Company, upon the
Company's reasonable written
request and at its expense, in a timely
manner, with copies of any
information or other material which it
receives pursuant to this Article 6.
Each Owner and Beneficial Owner
agrees to provide any information
requested by the Company or the
Depositary pursuant to this Article 6.

7 CHARGES OF
DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses and
out-of-pocket charges of the
Depositary and those of any Registrar
only in accordance with agreements
in writing entered into between the
Depositary and the Company from
time to time.  The Depositary shall
present its statement for such charges
and expenses to the Company once
every three months.  The charges and
expenses of the Custodian are for the
sole account of the Depositary.

	The following charges shall
be incurred by any party depositing
or withdrawing Shares or by any
party surrendering Receipts or to
whom Receipts are issued (including,
without limitation, issuance pursuant
to a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities or a
distribution of Receipts pursuant to
Section 4.03 of the Deposit
Agreement), or by Owners, as
applicable: (1) taxes and other
governmental charges, (2) such
registration fees as may from time to
time be in effect for the registration
of transfers of Shares generally on
the Share register of the Company or
Foreign Registrar and applicable to
transfers of Shares to or from the
name of the Depositary or its
nominee or the Custodian or its
nominee on the making of deposits or
withdrawals under the Deposit
Agreement, (3) such cable, telex and
facsimile transmission expenses as
are expressly provided in the Deposit
Agreement, (4) such expenses as are
incurred by the Depositary in the
conversion of foreign currency
pursuant to Section 4.05 of the
Deposit Agreement, (5) a fee of
$5.00 or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant to
Section 2.03, 4.03 or 4.04 of the
Deposit Agreement, and the
surrender of Receipts pursuant to
Section 2.05 or 6.02 of the Deposit
Agreement, (6) a fee of $.02 or less
per American Depositary Share (or
portion thereof) for any cash
distribution made pursuant to the
Deposit Agreement including, but not
limited to Sections 4.01 through 4.04
thereof, (7) a fee for the distribution
of securities pursuant to Section 4.02
of the Deposit Agreement, such fee
being in an amount equal to the fee
for the execution and delivery of
American Depositary Shares referred
to above which would have been
charged as a result of the deposit of
such securities (for purposes of this
clause (7) treating all such securities
as if they were Shares), but which
securities are instead distributed by
the Depositary to Owners, (8) a fee
of $.02 or less per American
Depositary Share (or portion
thereof) for depositary services,
which will accrue on the last day of
each calendar year and which will
be payable as provided in clause (9)
below; provided, however, that no
fee will be assessed under this
clause (8) if a fee was charged
pursuant to clause (6) above during
that calendar year and (9) any other
charge payable by the Depositary,
any of the Depositary's agents,
including the Custodian, or the
agents of the Depositary's agents in
connection with the servicing of
Shares or other Deposited Securities
(which charge shall be assessed
against Owners as of the date or
dates set by the Depositary in
accordance with Section 4.06 of the
Deposit Agreement and shall be
payable at the sole discretion of the
Depositary by billing such Owners
for such charge or by deducting
such charge from one or more cash
dividends or other cash
distributions).

	The Depositary, subject to
Article (8) hereof, may own and deal
in any class of securities of the
Company and its affiliates and in
Receipts.

8 PRE-RELEASE OF
RECEIPTS.
	Notwithstanding Section 2.03
of the Deposit Agreement, the
Depositary may execute and deliver
Receipts prior to the receipt of Shares
pursuant to Section 2.02 of the
Deposit Agreement (a "Pre-
Release").  The Depositary may,
pursuant to Section 2.05 of the
Deposit Agreement, deliver Shares
upon the receipt and cancellation of
Receipts which have been Pre-
Released, whether or not such
cancellation is prior to the
termination of such Pre-Release or
the Depositary knows that such
Receipt has been Pre-Released.  The
Depositary may receive Receipts in
lieu of Shares in satisfaction of a Pre-
Release.  Each Pre-Release will be
(a) preceded or accompanied by a
written representation from the
person to whom Receipts or Shares
are to be delivered that such person,
or its customer, owns the Shares or
Receipts to be remitted, as the case
may be, (b) at all times fully
collateralized with cash or such other
collateral as the Depositary deems
appropriate, (c) terminable by the
Depositary on not more than five (5)
business days notice, and (d) subject
to such further indemnities and credit
regulations as the Depositary deems
appropriate.  The number of
American Depositary Shares which
are outstanding at any time as a result
of Pre-Releases will not normally
exceed thirty percent (30%) of the
Shares deposited under the Deposit
Agreement; provided, however, that
the Depositary reserves the right to
change or disregard such limit from
time to time as it deems appropriate.

	The Depositary may retain
for its own account any compensation
received by it in connection with the
foregoing.

9 TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive Owner
and Beneficial Owner of this Receipt
by accepting or holding the same
consents and agrees, that title to this
Receipt when properly endorsed or
accompanied by proper instruments
of transfer, is transferable by delivery with the same effect as in the case of a negotiable instrument under the laws of New York; provided, however, that until a Receipt shall have been transferred on the books of the Depositary as provided in Section
2.04 of the Deposit Agreement, the
Company and the Depositary,
notwithstanding any notice to the
contrary, may treat the person in
whose name this Receipt is registered
on the books of the Depositary as the
absolute Owner hereof for the
purpose of determining the person
entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit
Agreement or for all other purposes,
and neither the Depositary nor the
Company shall have any obligation
or be subject to any liability under
the Deposit Agreement to any holder
of a Receipt unless such holder is the
Owner thereof.

10 VALIDITY OF
RECEIPT.
	This Receipt shall not be
entitled to any benefits under the
Deposit Agreement or be valid or
obligatory for any purpose, unless
this Receipt shall have been executed
by the Depositary by the manual
signature of a duly authorized
signatory of the Depositary;
provided, however, that such
signature may be a facsimile if a
Registrar for the Receipts shall have
been appointed and such Receipts are
countersigned by the manual
signature of a duly authorized officer
of the Registrar.

11 REPORTS;
INSPECTION OF
TRANSFER
BOOKS.
	The Company is subject to
the periodic reporting requirements
of the Securities Exchange Act of
1934 and, accordingly, files certain
reports with the Securities and
Exchange Commission by foreign
law or otherwise under Rule
12g3-2(b) under the Securities
Exchange Act of 1934.  Such reports
and communications will be available
for inspection and copying by
Owners and Beneficial Owners at the
public reference facilities maintained
by the Commission located at 450
Fifth Street, N.W., Washington,
D.C. 20549.

	The Depositary will make
available for inspection by Owners of
Receipts at its Corporate Trust Office
any reports and communications,
including any proxy soliciting
material, received from the Company
which are both (a) received by the
Depositary as the holder of the
Deposited Securities and (b) made
generally available to the holders of
such Deposited Securities by the
Company.  The Depositary will also,
upon written request, send to Owners
of Receipts copies of such reports
when furnished by the Company
pursuant to the Deposit Agreement.

	The Depositary will keep
books, at its Corporate Trust Office,
for the registration of Receipts and
transfers of Receipts which at all
reasonable times shall be open for
inspection by the Owners of Receipts
provided that such inspection shall
not be for the purpose of
communicating with Owners of
Receipts in the interest of a business
or object other than the business of
the Company or a matter related to
the Deposit Agreement or the
Receipts.

12 DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
receives any cash dividend or other
cash distribution on any Deposited
Securities, the Depositary shall, if at
the time of receipt thereof any
amounts received in a foreign
currency can in the judgment of the
Depositary be converted on a
reasonable basis into United States
Dollars transferable to the United
States, and subject to the Deposit
Agreement, convert such dividend or
distribution into dollars and will
distribute the amount thus received
(net of the fees and expenses of the
Depositary as provided in Article 7
hereof and Section 5.09 of the
Deposit Agreement, if applicable) to
the Owners of Receipts entitled
thereto; provided, however, that in
the event that the Company or the
Depositary is required to withhold
and does withhold from any cash
dividend or other cash distribution in
respect of any Deposited Securities
an amount on account of taxes, the
amount distributed to the Owners of
the Receipts evidencing American
Depositary Shares representing such
Deposited Securities shall be reduced
accordingly.

	Subject to the provisions of
Section 4.11 and Section 5.09 of the
Deposit Agreement, whenever the
Depositary receives any distribution
other than a distribution described in
Sections 4.01, 4.03 or 4.04 of the
Deposit Agreement, the Depositary
will cause the securities or property
received by it to be distributed to the
Owners entitled thereto, after
deduction or upon payment of any
fees and expenses of the Depositary
or any taxes or other governmental
charges, in proportion to the number
of American Depositary Shares
representing such Deposited
Securities held by them respectively,
in any manner that the Depositary
may deem equitable and practicable
for accomplishing such distribution;
provided, however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the Owners of
Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Article 7 hereof and
Section 5.09 of the Deposit
Agreement) shall be distributed by
the Depositary to the Owners of
Receipts entitled thereto, all in the
manner and subject to the conditions
described in Section 4.01 of the
Deposit Agreement.

	If any
distribution consists of a dividend in,
or free distribution of, Shares, the
Depositary may distribute to the
Owners of outstanding Receipts
entitled thereto, additional Receipts
evidencing an aggregate number of
American Depositary Shares
representing the amount of Shares
received as such dividend or free
distribution, subject to the terms and
conditions of the Deposit Agreement
with respect to the deposit of Shares
and the issuance of American
Depositary Shares evidenced by
Receipts, including the withholding
of any tax or other governmental
charge as provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees and expenses of
the Depositary as provided in Article
7 hereof and Section 5.09 of the
Deposit Agreement.  The Depositary
may withhold any such distribution of
Receipts if it has not received
satisfactory assurances from the
Company that such distribution does
not require registration under the
Securities Act of 1933 or is exempt
from registration under the provisions
of such Act.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such case,
the Depositary will sell the amount of
Shares represented by the aggregate
of such fractions and distribute the
net proceeds, all in the manner and
subject to the conditions described in
Section 4.01 of the Deposit
Agreement.  If additional Receipts
are not so distributed, each American
Depositary Share shall thenceforth
also represent the additional Shares
distributed upon the Deposited
Securities represented thereby.

	In the event
that the Depositary determines that
any distribution in property
(including Shares and rights to
subscribe therefor) is subject to any
tax or other governmental charge
which the Depositary is obligated to
withhold, the Depositary may by
public or private sale dispose of all or a portion of such property (including
Shares and rights to subscribe
therefor) in such amounts and in such
manner as the Depositary deems
necessary and practicable to pay any
such taxes or charges, and the
Depositary shall distribute the net
proceeds of any such sale after
deduction of such taxes or charges to
the Owners of Receipts entitled
thereto.

13 RIGHTS.
	In the event that the Company
shall offer or cause to be offered to
the holders of any Deposited
Securities any rights to subscribe for
additional Shares or any rights of any
other nature, the Depositary shall
have discretion as to the procedure to
be followed in making such rights
available to any Owners or in
disposing of such rights on behalf of
any Owners and making the net
proceeds available to such Owners
or, if by the terms of such rights
offering or, for any other reason, the
Depositary may not either make such
rights available to any Owners or
dispose of such rights and make the
net proceeds available to such
Owners, then the Depositary shall
allow the rights to lapse.  If at the
time of the offering of any rights the
Depositary determines in its
discretion that it is lawful and
feasible to make such rights available
to all Owners or to certain Owners
but not to other Owners, the
Depositary may distribute to any
Owner to whom it determines the
distribution to be lawful and feasible,
in proportion to the number of
American Depositary Shares held by
such Owner, warrants or other
instruments therefor in such form as
it deems appropriate.

	In circumstances in which
rights would otherwise not be
distributed, if an Owner of Receipts
requests the distribution of warrants
or other instruments in order to
exercise the rights allocable to the
American Depositary Shares of such
Owner under the Deposit Agreement,
the Depositary will make such rights
available to such Owner upon written
notice from the Company to the
Depositary that (a) the Company has
elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Company has determined in its sole discretion are reasonably required under applicable law.

	If the Depositary has
distributed warrants or other
instruments for rights to all or certain
Owners, then upon instruction from
such an Owner pursuant to such
warrants or other instruments to the
Depositary from such Owner to
exercise such rights, upon payment
by such Owner to the Depositary for
the account of such Owner of an
amount equal to the purchase price of
the Shares to be received upon the
exercise of the rights, and upon
payment of the fees and expenses of
the Depositary and any other charges
as set forth in such warrants or other
instruments, the Depositary shall, on
behalf of such Owner, exercise the
rights and purchase the Shares, and
the Company shall cause the Shares
so purchased to be delivered to the
Depositary on behalf of such Owner.
As agent for such Owner, the
Depositary will cause the Shares so
purchased to be deposited pursuant to
Section 2.02 of the Deposit
Agreement, and shall, pursuant to
Section 2.03 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In the case
of a distribution pursuant to the
second paragraph of this Article 13,
such Receipts shall be legended in
accordance with applicable U.S.
laws, and shall be subject to the
appropriate restrictions on sale,
deposit, cancellation, and transfer
under such laws.

	If the Depositary determines
in its discretion that it is not lawful
and feasible to make such rights
available to all or certain Owners, it
may sell the rights, warrants or other
instruments in proportion to the
number of American Depositary
Shares held by the Owners to whom
it has determined it may not lawfully
or feasibly make such rights
available, and allocate the net
proceeds of such sales (net of the fees
and expenses of the Depositary as
provided in Section 5.09 of the
Deposit Agreement and all taxes and
governmental charges payable in
connection with such rights and
subject to the terms and conditions of
the Deposit Agreement) for the
account of such Owners otherwise
entitled to such rights, warrants or
other instruments, upon an averaged
or other practical basis without
regard to any distinctions among such
Owners because of exchange
restrictions or the date of delivery of
any Receipt or otherwise.

	The Depositary will not offer
rights to Owners unless both the
rights and the securities to which
such rights relate are either exempt
from registration under the Securities
Act of 1933 with respect to a
distribution to all Owners or are
registered under the provisions of
such Act; provided, that nothing in
the Deposit Agreement shall create,
any obligation on the part of the
Company to file a registration
statement under the Securities Act of
1933 with respect to such rights or
underlying securities or to endeavor
to have such a registration statement
declared effective or otherwise to
register such rights or securities
under any other applicable laws for
any purpose.  If an Owner of
Receipts requests the distribution of
warrants or other instruments,
notwithstanding that there has been
no such registration under such Act,
the Depositary shall not effect such
distribution unless it has received an
opinion from recognized counsel in
the United States for the Company
upon which the Depositary may rely
that such distribution to such Owner
is exempt from such registration.

	The
Depositary shall not be responsible
for any failure to determine that it
may be lawful or feasible to make
such rights available to Owners in
general or any Owner in particular.

14 CONVERSION OF
FOREIGN
CURRENCY.
	Whenever the Depositary or
the Custodian shall receive foreign
currency, by way of dividends or
other distributions or the net proceeds
from the sale of securities, property
or rights, and if at the time of the
receipt thereof the foreign currency
so received can in the judgment of
the Depositary be converted on a
reasonable basis into Dollars and the
resulting Dollars transferred to the
United States, the Depositary shall
convert or cause to be converted, by
sale or in any other manner that it
may determine, such foreign
currency into Dollars, and such
Dollars shall be distributed to the
Owners entitled thereto or, if the
Depositary shall have distributed any
warrants or other instruments which
entitle the holders thereof to such
Dollars, then to the holders of such
warrants and/or instruments upon
surrender thereof for cancellation.
Such distribution may be made upon
an averaged or other practicable basis
without regard to any distinctions
among Owners on account of
exchange restrictions, the date of
delivery of any Receipt or otherwise
and shall be net of any expenses of
conversion into Dollars incurred by
the Depositary as provided in Section
5.09 of the Deposit Agreement.

	If such conversion or
distribution can be effected only with
the approval or license of any
government or agency thereof, the
Depositary shall file such application
for approval or license, if any, as it
may deem desirable.

	If at any time the Depositary
shall determine that in its judgment
any foreign currency received by the
Depositary or the Custodian is not
convertible on a reasonable basis into
Dollars transferable to the United
States, or if any approval or license
of any government or agency thereof
which is required for such conversion
is denied or in the opinion of the
Depositary is not obtainable, or if
any such approval or license is not
obtained within a reasonable period
as determined by the Depositary, the
Depositary may distribute the foreign
currency (or an appropriate document
evidencing the right to receive such
foreign currency) received by the
Depositary to, or in its discretion
may hold such foreign currency
uninvested and without liability for
interest thereon for the respective
accounts of, the Owners entitled to
receive the same.

	If any such conversion of
foreign currency, in whole or in part,
cannot be effected for distribution to
some of the Owners entitled thereto,
the Depositary may in its discretion
make such conversion and
distribution in Dollars to the extent
permissible to the Owners entitled
thereto and may distribute the
balance of the foreign currency
received by the Depositary to, or
hold such balance uninvested and
without liability for interest thereon
for the respective accounts of, the
Owners entitled thereto.

15 RECORD DATES.
	Whenever any cash dividend
or other cash distribution shall
become payable or any distribution
other than cash shall be made, or
whenever rights shall be issued with
respect to the Deposited Securities,
or whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of Shares that
are represented by each American
Depositary Share, or whenever the
Depositary shall find it necessary or
convenient, the Depositary shall fix a
record date (a) for the determination
of the Owners of Receipts who shall
be (i) entitled to receive such
dividend, distribution or rights or the
net proceeds of the sale thereof, (ii)
entitled to give instructions for the
exercise of voting rights at any such
meeting or (iii) responsible for any
fee assessed by the Depositary
pursuant to the Deposit Agreement,
or (b) on or after which each
American Depositary Share will
represent the changed number of
Shares, subject to the provisions of
the Deposit Agreement.

16 VOTING OF
DEPOSITED
SECURITIES.
	Upon receipt of notice of any
meeting of holders of Shares or other
Deposited Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to the
Owners a notice, the form of which
notice shall be in the sole discretion
of the Depositary, which shall
contain (a) such information as is
contained in such notice of meeting
received by the Depositary from the
Company, and (b) a statement that
the Owners as of the close of
business on a specified record date
will be entitled, subject to any
applicable provision of Australian
law and of the Constitution of the
Company and any other provisions
governing Deposited Securities, to
instruct the Depositary as to the
exercise of the voting rights, if any,
pertaining to the amount of Shares or
other Deposited Securities
represented by their respective
American Depositary Shares and (c)
a statement as to the manner in which
such instructions may be given or
deemed given in accordance with the
last sentence of this paragraph if no
instruction is received, to the
Depositary to give a discretionary
proxy to a person designated to the
Company. Upon the written request
of an Owner of a Receipt on such
record date, received on or before the
date established by the Depositary for
such purpose, the Depositary shall
endeavor insofar as practicable to
vote or cause to be voted the amount
of Shares or other Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt in
accordance with the instructions set
forth in such request.  The
Depositary shall not vote or attempt
to exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other than in
accordance with such instructions or
deemed instructions.  If no
instructions are received by the
Depositary from any Owner with
respect to any of the Deposited
Securities represented by the
American Depositary Shares
evidenced by such Owner's Receipts
on or before the date established by
the Depositary for such purpose, the
Depositary shall deem such Owner to
have instructed the Depositary to give
a discretionary proxy to a person
designated by the Company with
respect to such Deposited Securities
and the Depositary shall give a
discretionary proxy to a person
designated by the Company to vote
such Deposited Securities; provided,
that no such instruction shall be
deemed given and no such
discretionary proxy shall be given
with respect to any matter as to
which the Company informs the
Depositary (and the Company agrees
to provide such information as
promptly as practicable in writing)
that (x) the Company does not wish
such proxy given, (y) substantial
opposition exists or (z) such matter
materially and adversely affects the
rights of holders of Shares.

	There can be no assurance
that Owners generally or any Owner
in particular will receive the notice
described in the preceding paragraph
sufficiently prior to the Instruction
Date to ensure that the Depositary
will vote the Shares or Deposited
Securities in accordance with the
provisions set forth in the preceding
paragraph.


17 CHANGES
AFFECTING
DEPOSITED
SECURITIES.
	In circumstances where the
provisions of Section 4.03 of the
Deposit Agreement do not apply,
upon any change in nominal value,
change in par value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization, reorganization,
merger or consolidation, or sale of
assets affecting the Company or to
which it is a party, any securities
which shall be received by the
Depositary or a Custodian in
exchange for or in conversion of or
in respect of Deposited Securities
shall be treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall thenceforth
represent, in addition to the existing
Deposited Securities, the right to
receive the new Deposited Securities
so received in exchange or
conversion, unless additional
Receipts are delivered pursuant to the
following sentence.  In any such case
the Depositary may execute and
deliver additional Receipts as in the
case of a dividend in Shares, or call
for the surrender of outstanding
Receipts to be exchanged for new
Receipts specifically describing such
new Deposited Securities.

	Immediately upon the
occurrence of any such split-up,
consolidation or any other
reclassification, or conversion or
exchange, covered by Section 4.08 of
the Deposit Agreement in respect of
Deposited Securities, the Company
shall notify the Depositary in writing
of such occurrence and as soon as
practicable after receipt of such
notice from the Company, the
Depositary shall give notice thereof,
at the Company's expense, to all
Owners.

18 LIABILITY OF THE
COMPANY AND
DEPOSITARY.
	Neither the Depositary nor
the Company nor any of their
respective directors, officers,
employees, agents or affiliates shall
incur any liability to any Owner or
Beneficial Owner of any Receipt, if
by reason of any provision of any
present or future law or regulation of
the United States, the Commonwealth
of Australia or any other country, or
of any other governmental or
regulatory authority or stock
exchange or automated quotation
system (including, without limitation,
the NASDAQ National Market, or
by reason of any provision, present
or future, of the Constitution of the
Company, or by reason of any
provision of any securities issued or
distributed by the Company, or any
offering or distribution thereof, or by
reason of any act of God or war or
terrorism or other circumstances
beyond its control, the Depositary or
the Company (or any of their
respective directors, officers,
employees, agents or affiliates) shall
be prevented, delayed or forbidden
from or be subject to any civil or
criminal penalty on account of doing
or performing any act or thing which
by the terms of the Deposit
Agreement it is provided shall be
done or performed; nor shall the
Depositary or the Company or any of
their respective directors, officers,
employees, agents or affiliates incur
any liability to any Owner or
Beneficial Owner of a Receipt by
reason of any non-performance or
delay, caused as aforesaid, in the
performance of any act or thing
which by the terms of the Deposit
Agreement it is provided shall or
may be done or performed, or by
reason of any exercise of, or failure
to exercise, any discretion provided
for in the Deposit Agreement.
Where, by the terms of a distribution
pursuant to Sections 4.01, 4.02, or
4.03 of the Deposit Agreement, or an
offering or distribution pursuant to
Section 4.04 of the Deposit
Agreement, such distribution or
offering may not be made available
to Owners of Receipts, and the
Depositary may not dispose of such
distribution or offering on behalf of
such Owners and make the net
proceeds available to such Owners,
then the Depositary shall not make
such distribution or offering, and
shall allow any rights, if applicable,
to lapse.  Neither the Company nor
the Depositary nor any of their
respective directors, officers,
employees, agents and affiliates
assume any obligation or shall be
subject to any liability under the
Deposit Agreement to Owners or
Beneficial Owners of Receipts,
except that they agree to perform
their obligations specifically set forth in the Deposit Agreement without negligence or bad faith. The
Depositary shall not be subject to any
liability with respect to the validity or worth of the Deposited Securities.
Neither the Depositary nor the
Company nor any of their respective
directors, officers, employees, agents
or affiliates shall be under any
obligation to appear in, prosecute or
defend any action, suit, or other
proceeding in respect of any
Deposited Securities or in respect of
the Receipts, which in its opinion
may involve it (in its sole discretion)
in expense or liability, unless
indemnity satisfactory to it against all expense and liability shall be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary. Neither the Depositary nor the Company nor any of their respective directors, employees, officers, agents or affiliates shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Shares for deposit, any Owner or Beneficial Owner of a Receipt, or any other person believed by it in good faith to be competent to give such advice or information.
Each of the Depositary, the Company
and their directors, officers,
employees, agents and controlling
persons may rely and shall be
protected in acting upon any written
notice, request, direction or other
document believed by such person to
be genuine and to have been signed
or presented by the proper party or
parties.  The Depositary shall not be
responsible for any failure to carry
out any instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such vote,
provided that any such action or
nonaction is in good faith.  The
Depositary shall not be liable for any
acts or omissions made by a
successor depositary whether in
connection with a previous act or
omission of the Depositary or in
connection with a matter arising
wholly after the removal or
resignation of the Depositary,
provided that in connection with the
issue out of which such potential
liability arises the Depositary
performed its obligations without
negligence or bad faith while it acted
as Depositary.  The Company agrees
to indemnify the Depositary, its
directors, officers, employees, agents
and affiliates and any Custodian
against, and hold each of them
harmless from, any liability or
expense (including, but not limited
to, the reasonable fees and expenses
of counsel) which may arise out of
any registration with the Commission
of Receipts, American Depositary
Shares or Deposited Securities or the
offer or sale thereof in the United
States or out of acts performed or
omitted, in accordance with the
provisions of the Deposit Agreement
and of the Receipts, as the same may
be amended, modified, or
supplemented from time to time, (i)
by either the Depositary or a
Custodian or their respective
directors, officers, employees, agents
and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Company or any of its directors, officers, employees, agents and affiliates. No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19 RESIGNATION AND
REMOVAL OF
THE
DEPOSITARY.
The Depositary may at any
time resign as Depositary under the
Deposit Agreement by written
notice of its election so to do
delivered to the Company, such
resignation to take effect upon the
appointment of a successor
depositary and its acceptance of
such appointment as provided in the
Deposit Agreement.  The
Depositary may at any time be
removed by the Company by 120
days prior written notice of such
removal, to become effective upon
the later of (i) the 120th day after
delivery of the notice to the
Depositary and (ii) the appointment
of a successor depositary and its
acceptance of such appointment as
provided in the Deposit Agreement.
Whenever the Depositary in its
discretion determines that it is in the
best interest of the Owners of
Receipts to do so, it may appoint a
substitute or additional custodian or
custodians.

20 AMENDMENT.
	The form of the Receipts and
any provisions of the Deposit
Agreement may at any time and from
time to time be amended by
agreement between the Company and
the Depositary without the consent of
Owners or Beneficial Owners of
Receipts in any respect which they
may deem necessary or desirable.
Any amendment which shall impose
or increase any fees or charges (other
than taxes and other governmental
charges, registration fees, cable,
telex or facsimile transmission costs,
delivery costs or other such
expenses), or which shall otherwise
prejudice any substantial existing
right of Owners of Receipts, shall,
however, not become effective as to
outstanding Receipts until the
expiration of thirty days after notice
of such amendment shall have been
given to the Owners of outstanding
Receipts.  Every Owner of a Receipt
at the time any amendment so
becomes effective shall be deemed,
by continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of the
Owner of any Receipt to surrender
such Receipt and receive therefor the
Deposited Securities represented
thereby except in order to comply
with mandatory provisions of
applicable law.

21 TERMINATION OF
DEPOSIT
AGREEMENT.
	The Depositary shall at any
time at the direction of the Company
terminate the Deposit Agreement by
mailing notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days prior to
the date fixed in such notice for such
termination.  The Depositary may
likewise terminate the Deposit
Agreement by mailing notice of such
termination to the Company and the
Owners of all Receipts then
outstanding if at any time 90 days
shall have expired after the
Depositary shall have delivered to the
Company a written notice of its
election to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and after the
date of termination, the Owner of a
Receipt, will upon (a) surrender of
such Receipt at the Corporate Trust
Office of the Depositary, (b) payment
of the fee of the Depositary for the
surrender of Receipts referred to in
Section 2.05 of the Deposit
Agreement, and (c) payment of any
applicable taxes or governmental
charges be entitled to delivery, to
him or upon his order, of the amount
of Deposited Securities represented
by the American Depositary Shares
evidenced by such Receipt.  If any
Receipts shall remain outstanding
after the date of termination, the
Depositary thereafter shall
discontinue the registration of
transfers of Receipts, shall suspend
the distribution of dividends to the
Owners thereof, shall not accept
deposits of Shares (and shall so
instruct each Custodian), and shall
not give any further notices or
perform any further acts under the
Deposit Agreement, except that the
Depositary shall continue to collect
dividends and other distributions
pertaining to Deposited Securities,
shall sell rights and other property as
provided in the Deposit Agreement,
and shall continue to deliver
Deposited Securities, together with
any dividends or other distributions
received with respect thereto and the
net proceeds of the sale of any rights
or other property, in exchange for
Receipts surrendered to the
Depositary (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges).  At any
time after the expiration of one year
from the date of termination, the
Depositary may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the net
proceeds of any such sale, together
with any other cash then held by it
thereunder, unsegregated and without
liability for interest, for the pro rata benefit of the Owners of Receipts which have not theretofore been surrendered, such Owners thereupon becoming general creditors of the
Depositary with respect to such net
proceeds.  After making such sale,
the Depositary shall be discharged
from all obligations under the
Deposit Agreement, except to
account for such net proceeds and
other cash (after deducting, in each
case, the fee of the Depositary for the
surrender of a Receipt, any expenses
for the account of the Owner of such
Receipt in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable taxes
or governmental charges) and except
for its obligations to the Company
under Section 5.08 of the Deposit
Agreement.  Upon the termination of
the Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its obligations
to the Depositary with respect to
indemnification, charges, and
expenses of the Deposit Agreement.

22 DISCLOSURE OF
INTERESTS.
	The Company may from time
to time request Owners to provide
information as to the capacity in
which such Owners own or owned
Receipts and regarding the identity of
any other persons then or previously
interested in such Receipts and the
nature of such interest.  Each Owner
agrees to provide any information
requested by the Company or the
Depositary pursuant to Section 3.04
of the Deposit Agreement.  The
Depositary agrees to comply with
reasonable written instructions
received from the Company
requesting that the Depositary
forward any such requests to the
Owners and to forward to the
Company any such responses to such
requests received by the Depositary.
To the extent that provisions of or
governing any Deposited Securities
or the rules or regulations of any
governmental authority or securities
exchange or automated quotation
system may require the disclosure of
beneficial or other ownership of
Deposited Securities, other Shares
and other securities to the Company
or other persons and may provide for
blocking transfer and voting or other
rights to enforce such disclosure or
limit such ownership, the Depositary
shall use its reasonable efforts to
comply with Company's instructions
in respect of any such enforcement or
limitation.

23 SUBMISSION TO
JURISDICTION;
WAIVER OF
IMMUNITIES.
In the Deposit Agreement,
the Company has (i) appointed CT
Corporation System, 111 8th
Avenue, New York, N.Y. 10011, as
the Company's authorized agent
upon which process may be served
in any suit or proceeding arising out
of or relating to the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
this Agreement, (ii) consented and
submitted to the jurisdiction of any
state or federal court in the State of
New York in which any such suit or
proceeding may be instituted, and
(iii) agreed that service of process
upon said authorized agent shall be
deemed in every respect effective
service of process upon the
Company in any such suit or
proceeding.

To the extent that the
Company or any of its properties,
assets or revenues may have or
hereafter become entitled to, or
have attributed to it, any right of
immunity, on the grounds of
sovereignty or otherwise, from any
legal action, suit or proceeding,
from the giving of any relief in any
respect thereof, from setoff or
counterclaim, from the jurisdiction
of any court, from service of
process, from attachment upon or
prior to judgment, from attachment
in aid of execution or judgment, or
other legal process or proceeding
for the giving of any relief or for
the enforcement of any judgment, in
any jurisdiction in which
proceedings may at any time be
commenced, with respect to its
obligations, liabilities or any other
matter under or arising out of or in
connection with the Shares or
Deposited Securities, the American
Depositary Shares, the Receipts or
the Deposit Agreement, the
Company, to the fullest extent
permitted by law, hereby
irrevocably and unconditionally
waives, and agrees not to plead or
claim, any such immunity and
consents to such relief